UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2015

DHI Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33584	20-3179218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1040 Avenue of the Americas, 8th Floor
New York, NY 10018
(Address of principal executive offices, including zip code)

(212) 725-6550
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 12, 2015, investment funds affiliated with Quadrangle Group LLC, holders of approximately 16.7% of the common stock, par value $0.01 per share (the “Common Stock”), of DHI Group, Inc. (the “Company”), distributed 3,700,000 shares of Common Stock to their investors. A copy of the press release issued by the Company on November 13, 2015 concerning the foregoing is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)            Financial Statements of Business Acquired.

Not applicable.

(b)            Pro Forma Financial Information.

Not applicable.

(c)            Shell Company Transactions.

Not applicable.

(d)            Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 13, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DHI GROUP, INC.

By:	/s/ Brian Campbell
Brian Campbell
Vice President, Business and Legal Affairs and General Counsel

Date: November 13, 2015

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press Release, dated November 13, 2015